Exhibit 16.(17)(a)

THE NEW AMERICA HIGH INCOME FUND, INC. THE NEW AMERICA HIGH INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2024 The undersigned, revoking all Proxies heretofore given, hereby appoints Stuart A. McFarland and Ellen E. Terry, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the above-mentioned Fund to be held held at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116, on November 20, 2024, at 9:00 a.m. Eastern Time and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 431-9645. Representatives are available to assist you Monday through Friday 9AM to 10PM ET. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/newamerica/docs/proxy2024.pdf. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative VOTER PROFILE Vote on the internet : Voter ID: 123456789 Security ID: 123456789 Shares to Vote: ** confidential Household ID: 000000 **please call the phone number below for more information VOTE REGISTERED TO: REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (800) 431-9645 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. PROXY CARD

THE NEW AMERICA HIGH INCOME FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. This proxy is solicited on behalf of the Board of Directors. The Board of Directors recommends you vote FOR the following: TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to the T. Rowe Price High Yield Fund (the “T. Rowe Price Fund”), a series of the T. Rowe Price High Yield Fund, Inc., in exchange for the assumption of the Fund’s stated liabilities by the T. Rowe Price Fund and Investor Class shares of the T. Rowe Price Fund, followed by the complete liquidation of the Fund. ○ ○ ○ 2. To elect five Directors of the Fund: (1) Joseph L. Bower (2) Stuart A. McFarland (3) Marguerite A. Piret (4) Luis M. Viceira (5) Ellen E. Terry FOR ALL ○ WITHOLD ALL ○ FOR ALL, EXCEPT* ○ * TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE(S) NAME ON THE LINE. ________________________________________________________ 3. To transact such other business as may properly come before the Shareholder Meeting and any adjournment thereof. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________________________________ Signature (and title if applicable) Date _______________________________________________________________ Signature (and title if applicable) Date PROXY CARD